UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 15, 2012
Meeting Information
BROADRIDGE FINANCIAL SOLUTIONS, INC.	Meeting Type: Annual Meeting
For holders as of: September 24, 2012
Date: November 15, 2012 Time: 10:00 AM ET
BROADRIDGE FINANCIAL SOLUTIONS, INC. C/O INVESTOR RELATIONS 1981 MARCUS AVENUE LAKE SUCCESS, NY 11042

Location:   Meeting live via the Internet-please visit

                               www.virtualshareholdermeeting.com/br.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/br. Be sure to have the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, or on a smartphone by scanning the QR code on the reverse side, or by requesting a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

This notice also constitutes Notice of the 2012 Annual Meeting of Stockholders.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

        How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        2012 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or on a smartphone by scanning the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*      If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before November 1, 2012 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information available that is printed in the box marked by the arrow  (located on the following page) and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/br. Have the information available that is printed in the box marked by the arrow (located on the following page) and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on November 15, 2012, via the ProxyVote Confirmation link at www.proxyvote.com by entering the information that is printed in the box marked by the arrow .. Vote Confirmation is available 24 hours after your vote is received beginning October 31, 2012, with the final vote tabulation remaining available through January 15, 2013.

Voting Items
The Board of Directors recommends a vote FOR the proposals regarding:

(1)        Election of eight nominees for membership on the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in the year 2013 and until their successors are duly elected and qualified

Nominees: 1a. Leslie A. Brun 1b. Richard J. Daly 1c. Robert N. Duelks 1d. Richard J. Haviland 1e. Sandra S. Jaffee 1f. Stuart R. Levine 1g. Thomas J. Perna 1h. Alan J. Weber

(2)        To ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2013;

(3)        Advisory vote on the Company’s executive compensation (the Say on Pay Vote); and

(4)        To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.